--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                ADJUSTABLE RATE
                            GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

               CLASSIC SERIES  |  ANNUAL REPORT  |  MAY 31, 2001



[LOGO OF SMITH BARNEY MUTUAL FUNDS]

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

      [GRAPHIC] Classic Series

      Annual Report . May 31, 2001

      SMITH BARNEY ADJUSTABLE RATE
      GOVERNMENT INCOME FUND

      BLACKROCK FINANCIAL MANAGEMENT, INC.

      SCOTT AMERO

      Scott Amero has more than 13 years of securities business experience and has been managing the Fund since its inception.

      Education: BA in Applied Mathematics from Harvard University, MBA in Finance from New York University.

      ROBERT KAPITO

      Mr. Kapito has more than 17 years of securities business experience and has been managing the Fund since its inception.

      Education: BS from Wharton School of Business, MBA from Harvard
      University.

      FUND OBJECTIVE

      The Fund seeks to provide high current income and to limit the degree of fluctuation of its NAV resulting from movements in interest rates. The Fund normally invests at least 65% of its net assets in adjustable rate securities and will also invest at least 65% of its net assets in U.S. government securities.

      FUND FACTS

      FUND INCEPTION
      ----------------------------------
      June 22, 1992

      MANAGERS' TENURE
      ----------------------------------
      Scott Amero       Since Inception
      Robert Kapito     Since Inception

      MANAGERS' INVESTMENT
      INDUSTRY EXPERIENCE
      ----------------------------------
      Scott Amero       13 years
      Robert Kapito     17 years

                CLASS A CLASS B CLASS I
      ----------------------------------
      NASDAQ     ARMGX   ARMBX   ARMZX
      ----------------------------------
      INCEPTION 6/22/92 11/6/92 4/18/97
      ----------------------------------



Average Annual Total Returns as of May 31, 2001

                                    Without Sales Charges/(1)/

                                    Class A   Class B  Class I
                   ------------------------------------------
                   One-Year           7.74%     7.60%   8.26%
                   ------------------------------------------
                   Five-Year          5.37      5.29     N/A
                   ------------------------------------------
                   Since Inception+   4.99      5.01    6.11
                   ------------------------------------------

                                     With Sales Charges/(2)/

                                    Class A   Class B  Class I
                   ------------------------------------------
                   One-Year           7.74%     2.60%   8.26%
                   ------------------------------------------
                   Five-Year          5.37      5.12     N/A
                   ------------------------------------------
                   Since Inception+   4.99      5.01    6.11
                   ------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any at net asset value. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. (The CDSC is based on any CDSC applicable to a previous fund owned prior to exchange into this fund.)

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  + Inception dates for Class A, B and I shares are June 22, 1992, November 6, 1992 and April 18, 1997, respectively.


What's Inside
A Message from the Chairman.................................................  1
Historical Performance......................................................  3
Fund at a Glance............................................................  5
Schedule of Investments.....................................................  6
Statement of Assets and Liabilities......................................... 10
Statement of Operations..................................................... 11
Statements of Changes in Net Assets......................................... 12
Statement of Cash Flows..................................................... 13
Notes to Financial Statements............................................... 14
Financial Highlights ....................................................... 19
Independent Auditors' Report................................................ 21
Tax Information............................................................. 22

[LOGO OF SMITH BARNEY MUTUAL FUNDS]


 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------

We are pleased to present the annual report for the Smith Barney Adjustable Rate Government Income Fund ("Fund") for the year ended May 31, 2001. In this report, we have summarized what we believe to be the prevailing economic and market conditions and outlined the investment team's portfolio strategy.

Performance Update
As of May 31, 2001, the Fund's Class A shares' NAV was $9.81. For the 12-month period ended May 31, 2001, the Fund's Class A shares returned 7.74%. The Fund's Class A shares have no sales load. In comparison, the Merrill Lynch 1-3 Year Treasury Index/1/ returned 9.78% and the U.S. Government 1-Year Treasury Bill Index returned 5.20% for the same period. The average total return for the Lipper Adjustable Rate Mortgage Fund Peer Group/2/ was 7.64%.

Economic Overview
The second half of 2000 witnessed a sharp decline in expectations for further Fed interest rate hikes amidst evidence of significant deceleration in the growth of corporate earnings, peaking inflation pressures, and a sharp reversal in stock market gains. Hopes for a "soft landing" quickly turned to fears of recession as the U.S. economy rapidly deteriorated.

This economic weakness intensified in the beginning of 2001; GDP/3/ growth slowed during the first five months of the year, to 2% from 3%. Increasing pressure on corporate profits restrained investment spending, which in turn reduced demand for capital goods and output. Despite eroding consumer confidence, slower economic growth, mounting layoffs, and the destruction of more than $7 trillion of wealth from equity market declines,/4/ consumers remained relatively resilient. According to the minutes of the April 18, 2001 FOMC/5/ meeting, "Capital investment has continued to soften and the persistent erosion in current and expected profitability, in combination with rising uncertainty about the business outlook, seems poised to dampen capital spending going forward. This potential restraint, together with the possible effects of earlier reductions in equity wealth on consumption and the risk of slower growth abroad, threatens to keep the pace of economic activity unacceptably weak." Over the second half of the period, the Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates by a total of 2.5%, bringing the federal funds rate/6/ to 4.0%.

Treasury Yield Curve
Treasury yields began to regain their characteristic positive slope in the beginning of the period after nearly a year of inversion/7/ caused by $30 billion of Treasury buybacks and multiple Fed interest rate tightenings. The two-year Treasury note rallied in response to a slumping economy and a volatile equity market. The markets were further supported by the Fed, which cut rates by 50 basis points on five occasions over the second half of the period. At the time of this report, the yield curve reflected expectations of another 100 basis points of easing by September 2001; the 10-year Treasury was yielding 5.38%, compared to 5.73% on May 31, 2000.

Mortgages
For the annual period ended May 31, 2001, mortgage-backed securities posted positive returns and outperformed the broader market. Mortgages, as measured by the Lehman Brothers Mortgage Bond Index,/8/ posted a 13.42% total return versus 13.12% for the Lehman Brothers Aggregate Bond Index./9/ As yields trended down towards the end of 2000, fundamentals for mortgage pass-through securities generally deteriorated.


--------
1The Merrill Lynch 1-3 Year U.S. Treasury Index is a market capitalization-weighted index including all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years. An investor cannot invest directly in an index.
2Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges.
3Gross Domestic Product ("GDP") is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
4Source: Bloomberg.


--------
5The Federal Open Market Committee ("FOMC") is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
6The federal funds rate ("fed funds rate") is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
7Inverted Yield Curve is an unusual situation where short-term interest rates are higher than long-term rates.
8The Lehman Brothers Mortgage Bond Index is a broad measure of the performance of mortgage-backed bonds in the U.S. market.
9The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The Index is comprised of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.


1 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

The Fed's interest rate cuts during the period had important implications for mortgage valuations. In the beginning of 2001, the yield curve was steeper than it had been in over five years. The second half of the period was marked by increased prepayment risk and a shift in monetary policy -- both of which contributed to increased levels of volatility in the market. Mortgage pass-throughs failed to match the rally in two- to five-year Treasuries, but did manage to outperform ten- to thirty-year government issues.

Yields of U.S. Treasuries:

                                           5/31/01 5/31/00
                                           ------- -------
                     3-Month U.S. Treasury  3.61%   5.61%
                     2-Year U.S. Treasury   4.18    6.67
                     5-Year U.S. Treasury   4.91    6.52
                     10-Year U.S. Treasury  5.38    6.27
                     30-Year U.S. Treasury  5.75    6.01

Investment Strategy
The Adjustable Rate Government Income Fund's investment objective is to seek high current income and limit the degree of fluctuation of its net asset value ("NAV") resulting from movements in interest rates. The Fund seeks to achieve these objectives by investing primarily in adjustable rate mortgage-backed securities ("ARMs") and U.S. government securities. The Fund calculates its NAV daily and reports the NAV of Class A shares in national newspapers under the heading Smith Barney Funds A as "AdjGvA."

Over the last year, the Fund took advantage of significant opportunities in the ARM market. ARMs indexed to the 1-year Constant Maturity Treasury (''CMT'') Index/10/ cheapened significantly due to heavy bank selling and increased uncertainty about the 1-year Treasury bill index during the first part of the period. During the fourth quarter of 2000 and first quarter of 2001, thrift and commercial selling caused yield spreads to widen/11/ and liquidity to increase in the COFI/12/ ARM sector, making ARMs indexed to the 11th District of the Federal Home Loan Bank System Cost of Funds Index a very attractive investment. The Fund continued to purchase fixed mortgage- and asset-backed securities during the period as long-term mortgage rates rose.

Market Outlook
Since March 2000, there has been an equity market decline of approximately $7 trillion. With no other immediate stimulus, any turn-around in the economy will rest to a large extent on monetary policy. Looking forward, we believe the revival of corporate earnings growth and continued robust spending by consumers in the face of a negative savings rate may require a real federal funds rate of 1.5% to 2.0%. A Fed that can move aggressively, as inflationary expectations decline should continue to foster increased risk tolerances in the market. While the direct beneficiaries of declining inflation and Treasury surpluses should be short- and intermediate-term Treasuries, the longer-term beneficiary should be the long-end of the Treasury market, particularly 15- to 20-year Treasuries. We believe investors will more readily embrace high quality spread assets as substitutes for intermediate Treasuries in the future. We also believe that the GDP growth rate will remain far below the 5.0% of 2000, as consumers spend less and save more.

Thank you for your investment in the Smith Barney Adjustable Rate Government Income Fund. We look forward to continuing to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of May 31, 2001 and is subject to change.

--------
10The 1-Year CMT Index is the most widely used index of which, roughly half of all ARMS are based. This index is the monthly average yield on U.S. Treasury securities adjusted to constant maturities. Yields on Treasury securities at ''constant maturity'' are interpolated by the U.S. Treasury from the daily yield curve, which is based on the closing market bid yields on actively traded Treasury securities in the over-the-counter market.

--------
11Widening yield spreads can be an indicator of increased concerns regarding the credit quality of lower-rated fixed income instruments during periods of economic weakness or increasing corporate defaults; they may also indicate investor preferences for liquid, high-quality bonds during periods of market disruptions or heightened volatility.
12The COFI Index reflects the weighted-average interest rate paid by the 11th
  Federal Home Loan Bank District savings institutions for savings and checking accounts, advances from the FHLB and other sources of funds.


2 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of    Total
Year Ended             of Year  of Year Dividends Distributions  Capital   Returns/(1)/
---------------------------------------------------------------------------------------
5/31/01                 $9.62    $9.81    $0.54       $0.00       $0.00       7.74%
---------------------------------------------------------------------------------------
5/31/00                  9.75     9.62     0.49        0.00        0.02       3.98
---------------------------------------------------------------------------------------
5/31/99                  9.86     9.75     0.49        0.00        0.03       4.25
---------------------------------------------------------------------------------------
5/31/98                  9.84     9.86     0.50        0.00        0.01       5.57
---------------------------------------------------------------------------------------
5/31/97                  9.84     9.84     0.46        0.00        0.05       5.31
---------------------------------------------------------------------------------------
5/31/96                  9.88     9.84     0.56        0.00        0.00       5.48
---------------------------------------------------------------------------------------
5/31/95                  9.78     9.88     0.49        0.01        0.00       6.39
---------------------------------------------------------------------------------------
5/31/94                  9.96     9.78     0.38        0.00        0.00       2.05
---------------------------------------------------------------------------------------
Inception* -- 5/31/93   10.00     9.96     0.43        0.00        0.00       3.89+
---------------------------------------------------------------------------------------
 Total                                    $4.34       $0.01       $0.11
---------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of    Total
Year Ended             of Year  of Year Dividends Distributions  Capital   Returns/(1)/
---------------------------------------------------------------------------------------
5/31/01                 $9.60    $9.78    $0.53       $0.00       $0.00       7.60%
---------------------------------------------------------------------------------------
5/31/00                  9.74     9.60     0.49        0.00        0.02       3.86
---------------------------------------------------------------------------------------
5/31/99                  9.84     9.74     0.48        0.00        0.03       4.30
---------------------------------------------------------------------------------------
5/31/98                  9.82     9.84     0.50        0.00        0.01       5.56
---------------------------------------------------------------------------------------
5/31/97                  9.84     9.82     0.46        0.00        0.05       5.10
---------------------------------------------------------------------------------------
5/31/96                  9.88     9.84     0.56        0.00        0.00       5.48
---------------------------------------------------------------------------------------
5/31/95                  9.78     9.88     0.49        0.01        0.00       6.39
---------------------------------------------------------------------------------------
5/31/94                  9.96     9.78     0.38        0.00        0.00       2.05
---------------------------------------------------------------------------------------
Inception* -- 5/31/93    9.96     9.96     0.25        0.00        0.00       2.56+
---------------------------------------------------------------------------------------
 Total                                    $4.14       $0.01       $0.11
---------------------------------------------------------------------------------------

 Historical Performance -- Class I Shares

                      Net Asset Value
                      ----------------
                      Beginning End of  Income   Capital Gain  Return of    Total
Year Ended             of Year   Year  Dividends Distributions  Capital   Returns/(1)/
--------------------------------------------------------------------------------------
5/31/01                 $9.66   $9.85    $0.59       $0.00       $0.00       8.26%
--------------------------------------------------------------------------------------
5/31/00                  9.78    9.66     0.54        0.00        0.02       4.58
--------------------------------------------------------------------------------------
5/31/99                  9.87    9.78     0.54        0.00        0.03       4.99
--------------------------------------------------------------------------------------
5/31/98                  9.85    9.87     0.56        0.00        0.01       6.12
--------------------------------------------------------------------------------------
Inception* -- 5/31/97    9.79    9.85     0.06        0.00        0.00       1.20+
--------------------------------------------------------------------------------------
 Total                                   $2.29       $0.00       $0.06
--------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


3 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Average Annual Total Returns



                                             Without Sales Charges/(1)/
                                             -------------------------
                                             Class A   Class B  Class I
          ------------------------------------------------------------
          Year Ended 5/31/01                   7.74%     7.60%   8.26%
          ------------------------------------------------------------
          Five Years Ended 5/31/01             5.37      5.29     N/A
          ------------------------------------------------------------
          Inception* through 5/31/01           4.99      5.01    6.11
          ------------------------------------------------------------
                                              With Sales Charges/(2)/
                                             -------------------------
                                             Class A   Class B  Class I
          ------------------------------------------------------------
          Year Ended 5/31/01                   7.74%     2.60%   8.26%
          ------------------------------------------------------------
          Five Years Ended 5/31/01             5.37      5.12     N/A
          ------------------------------------------------------------
          Inception* through 5/31/01           4.99      5.01    6.11
          ------------------------------------------------------------

 Cumulative Total Returns

                                      Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (Inception* through 5/31/01)           54.58%
----------------------------------------------------------------
Class B (Inception* through 5/31/01)           51.96
----------------------------------------------------------------
Class I (Inception* through 5/31/01)           27.73
----------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of any applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Class B shares reflect the deduction of a maximum 5.00% CDSC. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. (The CDSC is based on any CDSC applicable to a previous fund owned prior to exchange into this Fund.)
 *Inception dates for Class A, B and I shares are June 22, 1992, November 6,
  1992 and April 18, 1997, respectively.
 +Total return is not annualized, as it may not be representative of the total return for the year.


4 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Smith Barney Adjustable Rate Government Income Fund at a Glance (unaudited)

Growth of $10,000 Invested in Class A Shares of the Smith Barney Adjustable Rate Government Income Fund vs. U.S. Government 1-Year Treasury Bill Index and Merrill Lynch 1-3 Year Treasury Index+

--------------------------------------------------------------------------------
                             June 1992 -- May 2001


                                           [CHART]

                         Smith Barney     U.S. Government   Merrill Lynch
                       Adjustable Rate        1-Year           1-3 Year
                          Government       Treasury Bill      Treasury
                         Income Fund          Index             Index
       Jun 22, 1992        10,000            10,000            10,000
       May 1993            10,389            10,306            10,622
       May 1994            10,602            10,691            10,840
       May 1995            11,280            11,329            11,650
       May 1996            11,898            11,927            12,264
       May 1997            12,530            12,587            13,074
       May 1998            13,228            13,561            13,987
       May 1999            13,791            14,139            14,727
       May 2000            14,339            14,837            15,340
       May 31, 2001        15,466            15,609            16,840


+Hypothetical illustration of $10,000 invested in Class A shares at inception on June 22, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2001, compared to the U.S. Government 1-Year Treasury Bill Index and the Merrill Lynch 1-3 Year Treasury Index. The U.S. Government 1-Year Treasury Bill Index is comprised of U.S. Treasury Bills with a maturity of one year. The Merrill Lynch 1-3 Year Treasury Index is a broad based index including all U.S. Treasury notes and bonds with maturities of at least one year and less than three years. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Adjustable Rate Mortgage-Backed Securities (ARMs) are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs directly or indirectly represent an interest in, or are backed by and are payable from mortgage loans secured by real property.
Asset-Backed Securities are similar in structure to Mortgage-Backed Securities, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or commercial loans.
Collateralized Mortgage Obligations (CMOs) are Mortgage-Backed Securities collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Mortgage Pass-Through Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities.
Planned Amortization Class Interest Only (PAC IOs) are CMO IOs which have repayment schedules that are guaranteed if the actual speed of the prepayments is within a designated range. PAC classes typically are combined with companion classes that reduce the risk of the variation of the amount and timing of the prepayments. Should the prepayments fall outside of the PAC band or ranges, the class will not pay the prepayment as scheduled.

                             Portfolio Breakdown*

                                    [CHART]

            Short-Term Investments                           14.5%
            Asset-Backed Securities                           9.3%
            Fixed-Rate Collateralized Mortgage Obligations    3.2%
            U.S. Treasury Obligations                         0.8%
            Fixed-Rate Mortgage Pass-Through Securities       5.5%
            Adjustable Rate Mortgage-Backed Securities       66.7%

*As a percentage of total investments. All information is as of May 31, 2001.
 Please note that Portfolio holdings are subject to change.


5 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

Schedule of Investments                                            May 31, 2001



  FACE
 AMOUNT                                         SECURITY                              VALUE

----------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES -- 66.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 59.8%

Federal Home Loan Mortgage Corporation (FHLMC) -- 16.0%
$ 1,278,648         FHLMC Six Month LIBOR, 8.343% due 10/1/26                     $  1,304,221
  1,202,221         FHLMC Six Month LIBOR, 8.351% due 7/1/27                         1,221,012
  2,270,093         FHLMC One Year CMT ARM, 8.158% due 12/1/23 (a)                   2,314,087
  1,392,768         FHLMC One Year CMT ARM, 7.957% due 2/1/24                        1,433,242
  7,737,453         FHLMC One Year CMT ARM, 8.374% due 8/1/34                        7,921,218
  4,675,012         FHLMC Five Year ARM, 8.005% due 8/1/25 (a)                       4,786,044
  6,363,704         FHLMC Thirty Year CMT Hybrid ARM, 6.971% due 12/1/26 (a)         6,480,033
  6,034,639         FHLMC Thirty Year CMT Hybrid ARM, 6.961% due 7/1/27 (a)          6,190,212
    993,950         FHLMC Thirty Year CMT Hybrid ARM, 7.319% due 8/1/29              1,012,428
  4,671,153         FHLMC Strip, Series 19, Class F, 6.517% due 6/1/28 (a)           4,639,062
----------------------------------------------------------------------------------------------
                    Total Federal Home Loan Mortgage Corporation
                    (Cost -- $36,963,298)                                           37,301,559
----------------------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA) -- 22.5%
                    FNMA Grantor Trust:
  1,602,698           Series 2001-T1, Class A2, 7.343% due 10/25/25 (a)              1,612,715
  1,842,349           Series 2001-T6, Class A3, 7.665% due 1/25/28 (a)               1,873,448
    351,852         FNMA 11th COFI, 6.448% due 11/1/19                                 356,746
  3,391,043         FNMA 11th COFI, 6.758% due 1/1/20 (a)                            3,438,212
  1,739,848         FNMA 11th COFI, 7.005% due 1/1/36 (a)                            1,760,517
    315,795         FNMA Six Month CD ARM, 7.528% due 6/1/24                           320,532
  3,799,898         FNMA Six Month CD ARM, 8.163% due 7/1/24 (a)                     3,903,218
  1,876,242         FNMA One Year CMT ARM, 7.671% due 8/1/15 (a)                     1,896,167
  1,989,323         FNMA One Year CMT ARM, 8.029% due 11/1/18 (a)                    2,045,283
  1,022,061         FNMA One Year CMT ARM, 7.528% due 4/1/20                         1,037,892
  1,337,195         FNMA One Year CMT ARM, 8.020% due 4/1/20                         1,373,553
  2,334,852         FNMA One Year CMT ARM, 7.695% due 7/1/21 (a)                     2,384,468
    690,273         FNMA One Year CMT ARM, 7.990% due 8/1/22                           703,865
  1,503,432         FNMA One Year CMT ARM, 5.842% due 3/1/23                         1,495,915
  1,113,881         FNMA One Year CMT ARM, 8.423% due 7/1/23 (a)                     1,149,737
  1,517,121         FNMA One Year CMT ARM, 6.847% due 8/1/23                         1,523,174
  2,654,454         FNMA One Year CMT ARM, 8.265% due 2/1/24 (a)                     2,736,981
    880,398         FNMA One Year CMT ARM, 8.144% due 6/1/25 (a)                       885,901
    777,230         FNMA One Year CMT ARM, 7.943% due 12/1/25                          793,380
  1,506,688         FNMA One Year CMT ARM, 7.999% due 1/1/26 (a)                     1,514,221
  1,370,910         FNMA One Year CMT ARM, 7.874% due 1/1/27 (a)                     1,403,469
  2,874,951         FNMA One Year CMT ARM, 7.501% due 8/1/27 (a)                     2,952,719
  1,734,629         FNMA One Year CMT ARM, 8.134% due 10/1/27 (a)                    1,779,625
    407,710         FNMA One Year CMT ARM, 8.109% due 2/1/28                           415,864
  1,657,594         FNMA One Year CMT ARM, 7.910% due 3/1/28                         1,697,476
 10,123,528         FNMA One Year CMT ARM, 7.402% due 4/1/28                        10,493,644
  1,176,789         FNMA Three Year CMT ARM, 7.889% due 9/1/21                       1,217,930
----------------------------------------------------------------------------------------------
                    Total Federal National Mortgage Association                     52,766,652
                    (Cost -- $48,930,210)
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


6 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001



  FACE
 AMOUNT                                             SECURITY                                                VALUE

---------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association (GNMA) -- 21.3%
$1,246,337                        GNMA II One Year CMT ARM, 6.375% due 2/20/16                          $  1,272,050
   260,120                        GNMA II One Year CMT ARM, 6.375% due 3/20/17 (a)                           264,726
 1,793,996                        GNMA II One Year CMT ARM, 7.375% due 6/20/17 (a)                         1,833,804
 2,963,884                        GNMA II One Year CMT ARM, 6.375% due 3/20/21 (a)                         3,022,242
 3,342,851                        GNMA II One Year CMT ARM, 7.750% due 8/20/22                             3,429,033
 9,860,175                        GNMA II One Year CMT ARM, 7.625% due 10/20/22                           10,103,909
 4,674,084                        GNMA II One Year CMT ARM, 7.625% due 11/20/22                            4,794,582
 2,075,356                        GNMA II One Year CMT ARM, 7.625% due 12/20/22 (a)                        2,127,240
 1,245,531                        GNMA II One Year CMT ARM, 6.375% due 1/20/23 (a)                         1,270,242
 2,826,589                        GNMA II One Year CMT ARM, 7.375% due 5/20/23 (a)                         2,884,902
 1,054,825                        GNMA II One Year CMT ARM, 7.375% due 6/20/23 (a)                         1,079,381
 2,044,009                        GNMA II One Year CMT ARM, 6.375% due 1/20/24 (a)                         2,081,374
 3,405,979                        GNMA II One Year CMT ARM, 7.375% due 4/20/24                             3,476,246
 2,201,972                        GNMA II One Year CMT ARM, 7.750% due 8/20/27                             2,240,903
 9,709,957                        GNMA II One Year CMT ARM, 7.750% due 9/20/27                             9,881,629
--------------------------------------------------------------------------------------------------------------------
                                  Total Government National Mortgage Association
                                  (Cost -- $49,571,199)                                                   49,762,263
--------------------------------------------------------------------------------------------------------------------
                                  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                  (Cost -- $135,464,707)                                                 139,830,474
--------------------------------------------------------------------------------------------------------------------
NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 6.9%
                                  Bank One Mortgage Backed Pass Through, Series 2000-2, Class 2A,
   793,118                          8.295% due 3/15/30 (a)                                                   808,980
                                  Countrywide Home Loan Trust:
 3,971,222                          Series 1998-10, Class A1, 6.750% due 6/25/28 (a)                       4,033,292
 1,350,000                          Series 2001-HYB1, Class A1, 6.049% due 7/25/29                         1,358,859
                                  First Republic Mortgage Loan Trust, Series 2000-FRB1, Class A2,
 2,890,414                          7.620% due 6/25/30 (a)                                                 2,912,092
                                  Independent National Mortgage Corp., Series 1995-E, Class A1, 8.102%
   772,996                          due 4/25/25 (a)                                                          770,097
                                  Merit Securities Corp., Series 11, Class 2A2, 4.380% due 11/28/22
   190,954                          (a)(b)                                                                   190,895
                                  MLCC Mortgage Investors, Inc.:
   793,486                          Series 1997-B, Class A, 4.402% due 3/16/26 (b)                           792,994
   342,682                          Series 1999-A, Class A, 4.503% due 3/15/25 (b)                           342,682
                                  Ryland Mortgage Securities Corp., Series 1994-3, Class A2, 7.580% due
 1,007,383                          10/25/31 (a)                                                           1,007,695
                                  Sasco Floating Rate Commercial Mortgage, Series 1999-C3, Class A,
   769,312                          4.484% due 11/20/01 (b)(c)                                               769,312
                                  Sequoia Mortgage Trust, Series 2, Class A1, 6.772% due 10/25/24
   893,067                          (a)(b)                                                                   889,020
 2,195,768                        Washington Mutual, Series 2000-1, Class A1, 4.796% due 6/25/24 (a)(b)    2,196,449
--------------------------------------------------------------------------------------------------------------------
                                  TOTAL NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS
                                  (Cost --$19,527,936)                                                    16,072,367
--------------------------------------------------------------------------------------------------------------------
                                  TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
                                  (Cost -- $154,992,643)                                                 155,902,841
--------------------------------------------------------------------------------------------------------------------
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.2%
Non-Agency Fixed Rate CMOs - 1.4%
                                  DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A1A, 6.650% due
    41,218                          12/17/27 (c)                                                              41,416
                                  Prudential Home Mortgage Securities, Series 1994-3, Class A10, 6.500%
 2,366,493                          due 2/25/24 (a)                                                        2,378,444
                                  Union Planters Mortgage Finance Corp., Series 1998-1, Class A1,
   143,471                          6.350% due 1/25/28 (a)                                                   143,684
                                  Wilshire Funding Corp.:
   156,203                          Series 1997-WFC1, Class A1, 7.250% due 8/25/27                           156,251
   597,151                          Series 1998-WFC2, Class A3, 7.000% due 12/28/37                          600,698
---------------------------------------------------------------------------------------------------------------------
                                  Total Non-Agency Fixed Rate CMOs
                                  (Cost -- $3,328,508)                                                     3,320,493
---------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


7 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001



    FACE
   AMOUNT                                                            SECURITY                                               VALUE

------------------------------------------------------------------------------------------------------------------------------------
PAC IOs -- 1.1%
                                                 First Union-Lehman Brothers, Series 1997-C1, Class IO, yield to
$20,718,161                                        maturity 7.998% due 4/18/29                                           $ 1,054,762
    190,571                                      FNMA, Series 1993-101, Class A, yield to maturity 6.947% due 6/25/08          5,757
  8,563,400                                      JP Morgan Commercial Mortgage Finance Corp., Series 1997-C5, Class X,
                                                   yield to maturity 9.719% due 9/15/29 (c)                                  532,729
                                                 LB Commercial Conduit Mortgage Trust, Series1998-C4, Class X, yield
 24,799,322                                        to maturity 8.995% due 9/15/23                                            804,738
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total PAC IOs(Cost -- $2,588,143)                                         2,397,986
------------------------------------------------------------------------------------------------------------------------------------
PAC POs -- 0.7%
    766,493                                      FHLMC, Series 2061, Class PH, 6.000% due 5/15/16                            774,763
    855,252                                      FNMA, Series 1998-32, Class TB, 6.000% due 5/18/13                          878,506
------------------------------------------------------------------------------------------------------------------------------------
                                                 Total PAC POs(Cost -- $1,602,054)                                         1,653,269
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS(Cost --
                                                 $7,518,705)                                                               7,371,748
------------------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 5.5%
    139,912                                      FHLMC Fifteen Year, 9.000% due 11/1/05                                      145,886
  2,257,614                                      FHLMC Gold, 5.500% due 4/1/09 (a)                                         2,246,326
    449,648                                      FHLMC Gold, 6.500% due 4/1/29                                               444,873
  2,000,000                                      FHLMC Gold, 6.500% due 6/1/31 (d)                                         1,977,500
  1,394,146                                      FNMA Fifteen Year, 7.000% due 11/1/07 (a)                                 1,435,970
  1,045,896                                      FNMA Ten Year, 6.000% due 1/1/04 (a)                                      1,076,949
  2,493,182                                      GNMA Fifteen Year, 6.500% due 8/15/08 (a)                                 2,540,703
  1,018,239                                      GNMA Fifteen Year Platinum, 7.500% due 4/15/13                            1,057,380
    828,194                                      GNMA Ten Year, 6.000% due 12/15/08 (a)                                      833,370
  1,021,441                                      GNMA Ten Year, 7.000% due 10/15/09 (a)                                    1,051,451
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED RATE MORTGAGE PASS-THROUGH SECURITIES(Cost --
                                                 $12,501,424)                                                             12,810,408
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
  1,500,000                                      Amsouth Auto Trust, Series 2000-1, Class A3, 6.670% due 7/15/04 (a)       1,539,840
  1,192,707                                      Business Loan Center, Series 1998-1, Class A, 8.500% due 4/2/25 (c)       1,190,846
                                                 Ford Credit Auto Owner Trust:
    725,640                                        Series 1999-C, Class A4, 6.080% due 9/16/02 (a)                           728,020
    236,036                                        Series 2000-E, Class A3, 6.740% due 12/15/02                              237,991
    536,348                                      Heller Financial, Series 1998-1, Class A, 5.620% due 7/15/24 (b)(c)         525,117
                                                 Mellon Auto Grantor Trust:
  1,257,880                                        Series 2000-1, Class A, 7.180% due 10/15/06 (a)                         1,292,371
  1,224,529                                        Series 2000-2, Class A, 6.390% due 7/15/07 (a)                          1,255,338
                                                 Missouri Higher Education Loan Authority, Series 1997, Class P,
  1,961,052                                        4.310% due 7/25/08 (a)(e)                                               1,940,833
                                                 The Money Store Business Loan Backed Certificates:
  1,135,217                                        Series 1997-1, Class A, 5.900% due 4/15/28 (a)(f)                       1,124,580
    851,493                                        Series 1997-2, Class A, 5.800% due 2/15/29 (f)                            845,907
                                                 Navistar Financial Corp. Owner Trust, Series 1999-A, Class A3, 5.950%
  1,317,694                                        due 4/15/03 (a)                                                         1,326,338
                                                 Newcourt Equipment Trust Securities, Series 1998-1, Class A3, 5.240%
    236,213                                        due 12/20/02                                                              236,546
                                                 Nissan Auto Receivables Owner Trust, Series 2001-B, Class A3, 4.990%
  1,500,000                                        due 2/15/05 (a)                                                         1,504,455
    564,013                                      PBG Equipment Trust, Series 1A, Class A, 6.270% due 1/20/12 (c)             571,215
                                                 PMC Capital Limited Partnership, Series 1998-1, Class A, 7.000% due
  1,121,446                                        4/1/21 (a)(c)(f)                                                        1,121,446
    515,539                                        PMC Capital SBA Loan Backed Adjustable Rate Certificate, Series
                                                   1997-1, Class A, 6.100% due 9/15/23 (c)(f)                                510,544


                      See Notes to Financial Statements.


8 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Schedule of Investments (continued)                               May 31, 2001



    FACE
   AMOUNT                                                 SECURITY                                             VALUE

-----------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3% (continued)
                                    SBA Loan Backed Adjustable Rate Certificate, Series 1997-1, Class A,
$1,731,676                            7.500% due 1/15/24 (c)(f)                                           $  1,715,450
   508,455                          SFLC Inc., Series 1997-A, Class A3, 4.220% due 9/1/07 (e)                  503,848
                                      SWB Loan Backed Certificates, Series 1997-1, Class A, 5.350% due
   928,663                            8/15/22 (b)(c)                                                           922,858
                                    TMS SBA Loan Trust:
   463,088                            Series 1996-2, Class A, 7.192% due 4/15/24 (f)                           460,050
 1,045,151                            Series 1997-1, Class A, 7.141% due 1/15/25 (a)(f)                      1,038,295
                                      USAA Auto Loan Grantor Trust, Series 1999-1, Class A, 6.100% due
 1,136,045                            2/15/06 (a)                                                            1,152,734
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET-BACKED SECURITIES(Cost -- $21,659,860)                      21,744,622
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 0.8%
   700,000                          U.S. Treasury Notes, 5.875% due 11/15/04                                   725,039
   800,000                          U.S. Treasury Notes, 5.750% due 11/15/05                                   825,000
   260,000                          U.S. Treasury Notes, 4.625% due 5/15/06                                    256,545
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. TREASURY OBLIGATIONS(Cost -- $1,798,993)                      1,806,584
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.5%
34,000,000                             Federal Home Loan Bank Discount Note, 4.090% due 6/1/01(Cost --
                                    $34,000,000)                                                            34,000,000
----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100%(Cost -- $232,471,625*)                      $233,636,203
----------------------------------------------------------------------------------------------------------------------

(a)Security is segregated for reverse repurchase agreements and/or futures contracts commitments.
(b)Variable rate security -- rate resets monthly.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Security is traded on a "to-be-announced" basis (See Note 8).
(e)Variable rate security -- rate resets weekly.
(f)Variable rate security -- rate resets quarterly.
 *Aggregate cost for Federal income tax purposes is substantially the same.


                  Abbreviations used in this schedule:
                  -------------------------------------------
                  ARM   -- Adjustable Rate Mortgage
                  CD    -- Certificate of Deposit
                  CMO   -- Collateralized Mortgage Obligation
                  CPI   -- Constant Maturity Treasury
                  IO    -- Interest Only
                  LIBOR -- London Interbank Overnight Rate
                  PAC   -- Planned Amortization Class
                  PO    -- Principal Only
                  SBA   -- Small Business Adminstration

 Schedule of Short Sales                                           May 31, 2001

    FACE
   AMOUNT                                                 SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------
$6,800,000                          U.S. Treasury Note, 4.250% due 3/23/03(Proceeds -- $6,802,900)          $6,808,500

----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


9 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities                               May 31, 2001

 ASSETS:
    Investments, at value (Cost -- $232,471,625)                                                  $233,636,203
    Cash                                                                                               191,582
    Receivable for Fund shares sold                                                                 11,028,460
    Receivable for open short sales                                                                  6,802,900
    Interest receivable                                                                              1,208,980
    Receivable for securities sold                                                                   1,058,660
    Receivable from broker - variation margin                                                            6,447
    Other assets                                                                                        21,441

----------------------------------------------------------------------------------------------------------------
    Total Assets                                                                                   253,954,673

----------------------------------------------------------------------------------------------------------------
 LIABILITIES:
    Payable for securities purchased                                                                47,330,749
    Reverse repurchase agreements (Note 6)                                                          29,152,000
    Payable for open short sales (Proceeds -- $6,802,900)                                            6,808,500
    Payable for Fund shares purchased                                                                  592,454
    Dividends payable                                                                                  165,240
    Investment advisory fee payable                                                                     48,274
    Distribution fees payable                                                                           39,557
    Interest payable                                                                                    29,371
    Administration fee payable                                                                          20,750
    Accrued expenses                                                                                   118,293

----------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                                               84,305,188

----------------------------------------------------------------------------------------------------------------
 Total Net Assets                                                                                 $169,649,485

----------------------------------------------------------------------------------------------------------------
 NET ASSETS:
    Par value of shares of beneficial interest                                                    $     17,271
    Capital paid in excess of par value                                                            175,969,176
    Overdistributed net investment income                                                              (61,415)
   Accumulated net realized loss from security transactions, futures contracts and short sales      (7,087,721)
    Net unrealized appreciation of investments, futures contracts and short sales                      812,174

----------------------------------------------------------------------------------------------------------------
 Total Net Assets                                                                                 $169,649,485

----------------------------------------------------------------------------------------------------------------
 Shares Outstanding:
    Class A                                                                                         10,395,556
----------------------------------------------------------------------------------------------------------------
   Class B                                                                                             299,553
----------------------------------------------------------------------------------------------------------------
   Class I                                                                                           6,576,214
----------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                                                        $9.81
----------------------------------------------------------------------------------------------------------------
   Class B *                                                                                             $9.78
----------------------------------------------------------------------------------------------------------------
   Class I (and redemption price)                                                                        $9.85

----------------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a maximum 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

                      See Notes to Financial Statements.


10 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Operations                        For the Year Ended May 31, 2001

INVESTMENT INCOME:
   Interest                                                                                                 $11,768,256
   Less: Interest expense (Note 6)                                                                           (2,677,082)

-------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                                    9,091,174

-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                                                                   754,365
   Investment advisory fee (Note 2)                                                                             525,069
   Administration fee (Note 2)                                                                                  262,534
   Audit and legal                                                                                               64,605
   Shareholder and system servicing fees                                                                         62,118
   Registration fees                                                                                             54,279
   Shareholder communications                                                                                    34,141
   Directors' fees                                                                                               18,742
   Custody                                                                                                       12,188
   Other                                                                                                          8,833

-------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                             1,796,874

-------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                         7,294,300

-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND SHORT SALES (NOTES 3, 10 AND 11):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                                                    491,067
     Futures contracts                                                                                         (546,977)
     Short sales                                                                                                    625

-------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                                                            (55,285)

-------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Short Sales:
     Beginning of year                                                                                       (1,657,157)
     End of year                                                                                                812,174

-------------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                                                    2,469,331

-------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments, Futures Contracts, and Short Sales                                                   2,414,046

-------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                                      $ 9,708,346

-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


11 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets                For the Years Ended May 31,


                                                                         2001            2000
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $     7,294,300  $   6,758,514
   Net realized gain (loss)                                                (55,285)         6,845
   (Increase) decrease in net unrealized appreciation                    2,469,331     (1,283,470)

---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                9,708,346      5,481,889

---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (7,429,408)    (6,939,255)
   Net realized gains                                                           --       (319,174)

---------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders            (7,429,408)    (7,258,429)

---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
   Net proceeds from sale of shares                                  1,455,373,614    975,750,711
   Net asset value of shares issued for reinvestment of dividends        6,074,900      6,185,978
   Cost of shares reacquired                                        (1,426,499,908)  (972,629,585)

---------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                  34,948,606      9,307,104

---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  37,227,544      7,530,564
NET ASSETS:
   Beginning of year                                                   132,421,941    124,891,377

---------------------------------------------------------------------------------------------------
   End of year*                                                    $   169,649,485   $132,421,941

---------------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                      $(61,415)      $(88,672)

---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


12 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Statement of Cash Flows                        For the Year Ended May 31, 2001

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
   Interest received                                               $    11,487,741
   Operating expenses paid                                              (1,774,863)
   Purchases of short-term securities, net                             (33,190,980)
   Purchases of long-term securities                                  (149,380,617)
   Proceeds from disposition of long-term securities and paydowns      149,871,126
   Payment from short sale transactions, net                                   625
   Payment from futures transactions, net                                 (829,945)

------------------------------------------------------------------------------------
   Net Cash Flows Used By Operating and Investing Activities           (23,816,913)

------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
   Proceeds from shares sold                                         1,468,560,588
   Payments on shares redeemed                                      (1,426,267,296)
   Cash dividends paid to shareholders*                                 (1,266,776)
   Decrease in reverse repurchase agreements outstanding               (14,523,000)
   Interest expense paid                                                (2,697,831)

------------------------------------------------------------------------------------
   Net Cash Flows Provided By Financing Activities                      23,805,685

------------------------------------------------------------------------------------
Net Decrease in Cash                                                       (11,228)
Cash, Beginning of Year                                                    202,810

------------------------------------------------------------------------------------
Cash, End of Year                                                  $       191,582

------------------------------------------------------------------------------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS
TO NET CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations                             $     9,708,346

------------------------------------------------------------------------------------
   Increase in investments                                             (79,560,692)
   Increase in short sale unrealized                                         5,600
   Increase in variation margin                                            (52,075)
   Increase in interest receivable                                         (43,614)
   Increase in other assets                                                (21,441)
   Increase in receivable for securities sold                             (139,488)
   Increase in payable for securities purchased                         43,587,359
   Increase in accrued expense and other payables                           22,010
   Interest expense                                                      2,677,082

------------------------------------------------------------------------------------
   Total Adjustments                                                   (33,525,259)

------------------------------------------------------------------------------------
Net Cash Flows Used By Operating and Investing Activities          $   (23,816,913)

------------------------------------------------------------------------------------

* Exclusive of dividend reinvestment of $6,074,900.

                      See Notes to Financial Statements.


13 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The Smith Barney Adjustable Rate Government Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles generally accepted in the United States of America. At May 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-advisory agreement with BlackRock Financial Management Inc. ("BlackRock"), a wholly owned subsidiary of PNC Bank, N.A. Pursuant to the sub-advisory agreement, BlackRock is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBFM pays BlackRock a monthly fee calculated at an annual rate of 0.20% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended May 31, 2001, the Fund paid transfer agent fees of $57,551 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group.

There is a maximum contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from the purchase of a


14 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders
previously held fund (held by the shareholder prior to exchange into this Fund) and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended May 31, 2001, CDSCs paid to SSB for Class A and B shares were approximately $96,000 and $4,000, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, and I shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class A and B shares calculated at an annual rate of 0.50% of the average daily net assets of each class. For the year ended May 31, 2001, total Distribution Plan fees incurred were:

                                           Class A    Class B   Class I
        ----------------------------------------------------------------
        Distribution Plan Fees             $619,598   $19,697   $115,070
        ----------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended May 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding paydowns and short-term securities) were as follows:

        ----------------------------------------------------------------
        Purchases                                          $192,967,976
        ----------------------------------------------------------------
        Sales                                               102,518,719
        ----------------------------------------------------------------

At May 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

        ----------------------------------------------------------------
        Gross unrealized appreciation                        $1,640,503
        Gross unrealized depreciation                          (475,925)
        ----------------------------------------------------------------
        Net unrealized appreciation                          $1,164,578
        ----------------------------------------------------------------

4. Cash Flow Information

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested into the Fund at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income recognized on investment securities.

5. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts equal to the repurchase price.

6. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations as collateral under the reverse repurchase agreement.


15 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

At May 31, 2001, the Fund had the following reverse repurchase agreements outstanding:

    FACE
   AMOUNT                           SECURITY                           VALUE

 -------------------------------------------------------------------------------
 $29,152,000   Reverse Repurchase Agreement with Lehman Brothers,
              dated 5/23/01 bearing 4.030% to be repurchased at
              $29,236,849 on 6/18/01, collateralized by: $1,433,242
              FHLMC One Year CMT ARM, 7.957% due 2/1/24; $4,786,044
              FHLMC Five Year ARM, 8.005% due 8/1/25; $3,903,218
              FNMA Six Month CD ARM, 8.163% due 7/1/24; $6,480,033
              FHLMC Thirty Year CMT Hybrid ARM, 6.971% due 12/1/26;
              $2,246,326 FHLMC Gold, 5.500% due 4/1/09; $2,314,087
              FHLMC One Year CMT ARM, 8.158% due 12/1/23;
              $2,736,981 FNMA One Year CMT ARM, 8.265% due 2/1/24;
              $2,884,902 GNMA II One Year CMT ARM, 7.375% due
              5/20/23.                                               $29,152,000
 -------------------------------------------------------------------------------

During the year ended May 31, 2001, the maximum and average amount of reverse repurchase agreements outstanding at month ends were as follows:

--------------------------------------------------------------------------------
Maximum month-end amount outstanding                                 $59,014,281
--------------------------------------------------------------------------------
Average month-end amount outstanding                                 $43,422,484
--------------------------------------------------------------------------------

Interest rates ranged from 4.03% to 6.80% during the year. Total market value of the collateral for the reverse repurchase agreements is $26,784,833.

Interest expense for the year ended May 31, 2001, on borrowings by the Fund under reverse repurchase agreements, totalled $2,677,082.

7. Dollar Roll Transactions

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund exceeding the yield on the securities sold.

At May 31, 2001, the Fund had no open dollar roll transactions.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At May 31, 2001, the Fund held one TBA security with a total cost of $1,973,438.

9. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the

 16 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                  Shareholders
amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such a sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended May 31, 2001, the Fund did not enter into any written covered call or put option contracts.

10.Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 2001, the Fund held the following futures contracts:

                           Expiration   # of       Basis      Market    Unrealized
                           Month/Year Contracts    Value       Value    Gain (Loss)
-----------------------------------------------------------------------------------
Futures contracts to buy:
 U.S. 10 Year Note            9/01       91     $ 9,345,984 $ 9,355,938  $   9,954
 U.S. Long Bond               6/01        9         940,816     901,688    (39,128)
Futures contracts to sell:
 90 day Euro dollar           9/01       51      11,990,111  12,256,575   (266,464)
 U.S. 2 Year Note             6/01        8       1,639,406   1,645,500     (6,094)
 U.S. 5 Year Note             9/01       39       4,014,867   4,030,406    (15,539)
 U.S. 10 Year Note            9/01       48       4,695,467   4,725,000    (29,533)
-----------------------------------------------------------------------------------
Net Unrealized Loss                                                      $(346,804)
-----------------------------------------------------------------------------------

17 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

11.Short Sales of Securities
A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

12.Capital Loss Carryforward
At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $7,308,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                           2003      2004     2005     2008     2009
--------------------------------------------------------------------------------------
Carryforward Amounts                    $5,203,000 $570,000 $856,000 $338,000 $341,000
--------------------------------------------------------------------------------------

13.Shares of Beneficial Interest

At May 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B shares are available for purchase to certain investors in the Smith Barney 401(k) Program. In addition, Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares.

At May 31, 2001, total paid-in capital amounted to the following for each class:

                                            Class A     Class B     Class I
  ---------------------------------------------------------------------------
  Total Paid-in Capital                   $108,695,533 $3,002,721 $64,288,193
  ---------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                        Year Ended                   Year Ended
                                       May 31, 2001                 May 31, 2000
                              ------------------------------ ---------------------------
                                 Shares          Amount         Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                    142,328,045  $ 1,379,499,562   92,526,301  $ 894,243,107
Shares issued on reinvestment      369,156        3,596,083      463,664      4,481,900
Shares reacquired             (142,492,391)  (1,380,609,227) (92,817,202)  (896,993,626)
----------------------------------------------------------------------------------------
Net Increase                       204,810  $     2,486,418      172,763  $   1,731,381
----------------------------------------------------------------------------------------
Class B
Shares sold                        166,815  $     1,629,579      523,502  $   5,053,040
Shares issued on reinvestment       12,709          123,380       15,774        152,084
Shares reacquired                 (291,574)      (2,825,637)    (319,677)    (3,083,343)
----------------------------------------------------------------------------------------
Net Increase (Decrease)           (112,050) $    (1,072,678)     219,599  $   2,121,781
----------------------------------------------------------------------------------------
Class I
Shares sold                      7,582,509  $    74,244,473    7,874,201  $  76,454,564
Shares issued on reinvestment      240,623        2,355,437      159,997      1,551,994
Shares reacquired               (4,395,296)     (43,065,044)  (7,472,344)   (72,552,616)
----------------------------------------------------------------------------------------
Net Increase                     3,427,836  $    33,534,866      561,854  $   5,453,942
----------------------------------------------------------------------------------------

18 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/     1998     1997

-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $  9.62   $  9.75   $  9.86  $  9.84  $  9.84
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.50      0.46      0.45     0.49     0.43
 Net realized and unrealized gain (loss)     0.23     (0.08)    (0.04)    0.04     0.08
-----------------------------------------------------------------------------------------
Total Income From Operations                 0.73      0.38      0.41     0.53     0.51
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.54)    (0.49)    (0.49)   (0.50)   (0.46)
 Capital                                       --     (0.02)    (0.03)   (0.01)   (0.05)
-----------------------------------------------------------------------------------------
Total Distributions                         (0.54)    (0.51)    (0.52)   (0.51)   (0.51)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  9.81   $  9.62   $  9.75  $  9.86  $  9.84
-----------------------------------------------------------------------------------------
Total Return                                 7.74%     3.98%     4.25%    5.57%    5.31%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $102       $98       $98     $108     $124
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.35%     4.84%     4.55%    4.94%    4.42%
 Interest expense                            2.06      1.03      1.80     1.77     1.40
 Other expenses                              1.54      1.61      1.52     1.57     1.69
 Total expenses                              3.60      2.64      3.32     3.34     3.09
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        63%      164%      155%     242%     288%

-----------------------------------------------------------------------------------------

Class B Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/     1998     1997

-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $  9.60   $  9.74   $  9.84  $  9.82  $  9.84
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.50      0.48      0.45     0.49     0.39
 Net realized and unrealized gain (loss)     0.21     (0.11)    (0.04)    0.04     0.10
-----------------------------------------------------------------------------------------
Total Income From Operations                 0.71      0.37      0.41     0.53     0.49
-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.53)    (0.49)    (0.48)   (0.50)   (0.46)
 Capital                                       --     (0.02)    (0.03)   (0.01)   (0.05)
-----------------------------------------------------------------------------------------
Total Distributions                         (0.53)    (0.51)    (0.51)   (0.51)   (0.51)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $  9.78   $  9.60   $  9.74  $  9.84  $  9.82
-----------------------------------------------------------------------------------------
Total Return                                 7.60%     3.86%     4.30%    5.56%    5.10%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $2,929    $3,953    $1,871   $2,099   $3,406
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.28%     4.93%     4.55%    5.03%    4.32%
 Interest expense                            2.10      1.28      1.80     1.77     1.40
 Other expenses                              1.53      1.63      1.54     1.63     1.71
 Total expenses                              3.63      2.91      3.34     3.40     3.11
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        63%      164%      155%     242%     288%

-----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

19 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

Class I Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/     1998  1997/(2)/

----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $   9.66  $   9.78  $   9.87  $  9.85     $  9.79
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.57      0.52      0.45     0.55        0.10
 Net realized and unrealized gain (loss)     0.21     (0.08)     0.03     0.04        0.02
---------------------------------------------------------------------------------------------
Total Income From Operations                 0.78      0.44      0.48     0.59        0.12
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.59)    (0.54)    (0.54)   (0.56)      (0.06)
 Capital                                       --     (0.02)    (0.03)   (0.01)      (0.00)*
---------------------------------------------------------------------------------------------
Total Distributions                         (0.59)    (0.56)    (0.57)   (0.57)      (0.06)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $   9.85  $   9.66  $   9.78  $  9.87     $  9.85
---------------------------------------------------------------------------------------------
Total Return                                 8.26%     4.58%     4.99%    6.12%       1.20%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $64,769   $30,418   $25,298   $2,928      $2,416
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income                       5.88%     5.38%     4.90%    5.45%       5.60%+
 Interest expense                            1.97      1.12      1.80     1.77        1.40+
 Other expenses                              1.04      1.10      1.03     1.07        1.10+
 Total expenses                              3.01      2.22      2.83     2.84        2.50+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        63%      164%      155%     242%        288%+
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from April 18, 1997 (inception date) to May 31, 1997.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

20 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Independent Auditors' Report


The Shareholders and Board of Trustees of the Smith Barney Adjustable Rate Government Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Adjustable Rate Government Income Fund as of May 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

New York, New York
July 9, 2001


21 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

 Tax Information (unaudited)

A total of 10.52% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

22 Smith Barney Adjustable Rate Government Income Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                    ADJUSTABLE RATE GOVERNMENT INCOME FUND




            TRUSTEES                    INVESTMENT ADVISER
            Allan J. Bloostein          AND ADMINISTRATOR
            Martin Brody                Smith Barney Fund
            Dwight B. Crane             Management LLC
            Robert A. Frankel
            William R. Hutchinson       SUB-INVESTMENT
            Heath B. McLendon, Chairman ADVISER
            Charles F. Barber, Emeritus BlackRock Financial
                                        Management, Inc.
            OFFICERS                    345 Park Avenue
            Heath B. McLendon           New York, New York 10154
            President and
            Chief Executive Officer     DISTRIBUTOR
                                        Salomon Smith Barney Inc.
            Lewis E. Daidone
            Senior Vice President       CUSTODIAN
            and Treasurer               PFPC Trust Company

            Paul A. Brook               TRANSFER AGENT
            Controller                  Citi Fiduciary Trust Company
                                        125 Broad Street, 11th Floor
            Christina T. Sydor          New York, New York 10004
            Secretary
                                        SUB-TRANSFER AGENT
                                        PFPC Global Fund Services
                                        P.O. Box 9699
                                        Providence, Rhode Island
                                        02940-9699

   Smith Barney Adjustable Rate Government Income Fund




 This report is submitted for the general information of the shareholders of Smith Barney Adjustable Rate Government Income Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY ADJUSTABLE RATE
 GOVERNMENT INCOME FUND
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, New York 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds




 [LOGO OF SALOMON SMITH BARNEY]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD2224 7/01